UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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☐      Soliciting Material Pursuant to Section 240.14a-12
Plan Investment Fund, Inc.

(Name of Registrant as Specified In Its Charter)
Plan Investment Fund, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PLAN INVESTMENT FUND, INC.
2 Mid America Plaza
Suite 200
Oakbrook Terrace, Illinois 60181

NOTICE OF ANNUAL MEETING OF
PARTICIPATION CERTIFICATE HOLDERS
TO BE HELD ON JUNE 19, 2009

TO:	The Participation Certificate holders of Plan Investment Fund, Inc.

The Annual Meeting of Participation Certificate holders of Plan Investment Fund, Inc. (the “Company”) will be held on June 19, 2009 at 9:30 a.m. CDT at the offices of BCS Financial Services Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181, for the following purposes:
1)	To elect 9 Trustees; each Trustee elected will hold office until the next annual meeting of Participation Certificate holders or until his or her successor is duly elected and qualified;

2)	To approve the selection of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2009;

3)	To transact such other business as may properly come before the meeting.
     The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Participation Certificate holder is invited to attend the Annual Meeting of Participation Certificate holders in person. If a quorum is not present at the annual meeting, the Company reserves the right to adjourn the meeting.
     Participation Certificate holders of record at the close of business on April 30, 2009 have the right to vote at the meeting.
     Whether or not you expect to be present at the meeting, we urge you to complete, date, sign and return the enclosed proxy by May 29, 2009 in the enclosed envelope in order that the meeting may be held and a maximum number of Participation Certificates may be voted.

May 15, 2009	/s/ Sandra K. Strutz
Sandra K. Strutz, Secretary

PROXY STATEMENT
ELECTION OF TRUSTEES
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ADDITIONAL INFORMATION

PLAN INVESTMENT FUND, INC.
2 Mid America Plaza
Suite 200
Oakbrook Terrace, Illinois 60181
PROXY STATEMENT
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Plan Investment Fund, Inc. (the “Company”) for use at the Annual Meeting of Participation Certificate holders to be held on June 19, 2009 at 9:30 a.m. CDT at the offices of BCS Financial Services Corporation (“BCS”), 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181, (such meeting, including any adjournment thereof, being referred to as the “Meeting”). The Company will bear all proxy solicitation costs. Any Participation Certificate (“PC”) holder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed proxy are expected to be distributed to PC holders on or about May 15, 2009.
The Company currently offers two portfolios — the Government/REPO Portfolio and the Money Market Portfolio. Only PC holders of record at the close of business on April 30, 2009, will be entitled to vote at the Meeting. On that date the following number of PCs of the Company were outstanding and entitled to be voted at the Meeting: 315,797,798.47 Government/REPO Portfolio PCs, and 1,319,314,907.48 Money Market Portfolio PCs. Each PC is entitled to one vote. Cumulative voting is not permitted.
Each PC holder of record on the record date shall be entitled to cast one vote for each PC and a pro rata vote for each fractional PC outstanding in its name as of the record date on each matter to be voted upon at the meeting. The approval of a majority of the issued and outstanding PCs affected by the matter to be voted upon shall be required for approval of such matter. The PC holders entitled to cast a vote with respect to at least a majority of the Company’s issued and outstanding PCs, present in person or by proxy, shall constitute a quorum at the Meeting. Abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Members of the Board of Trustees shall be elected by written ballots, each of which shall be signed by the PC holder or its proxy and specifying the number of PCs voted with respect to such election.
The Company’s Annual Report for its Government/REPO and Money Market Portfolios, containing financial statements for the year ended December 31, 2008, has been mailed to PC holders and is not to be regarded as proxy solicitation material. To receive a free copy of this report, call PFPC Inc. at (800) 441-7764.
For directions to attend the Meeting and vote in person, please contact us at (800) 621-9215.
If you do not expect to be present at the Meeting and wish your PCs to be voted, please date and sign the enclosed proxy and mail it in the enclosed reply envelope addressed to the Company, c/o PNC Global Investment Servicing, 760 Moore Road, F4-F760-01-2, King of Prussia, Pennsylvania 19406.

Important Notice regarding the availability of Proxy Materials for the annual meeting to be held on June 19, 2009. This Proxy Statement is available at www.PIF.com.
ELECTION OF TRUSTEES
Nine Trustees are to be elected at the Meeting. Each Trustee so elected will hold office until the next Annual Meeting of PC holders and until his successor is elected and qualified, or until his term as a Trustee is terminated as provided in the Company’s Bylaws. The person named as a proxy in the accompanying proxy has been designated by the Board of Trustees and, unless contrary instructions are given, intends to vote for the nominees named below.
The entire Board of Trustees consists of 11 persons, so the election of the nominees named herein will result in two vacancies. One incumbent Trustee is not standing for reelection and there are two vacancies on the Board due to prior Trustee resignations. Nominees have not been selected to fill two of these three positions. The proxies cannot be voted for a greater number of persons than the nominees named herein. Under the bylaws of the Company, vacancies on the Board of Trustees may be filled by a vote of the majority of the Trustees then in office.
All PCs represented by valid proxies will be voted in the election of Trustees for each nominee named below unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxy will vote for the election of such substitute as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees serving on the Board. The election of Trustees must be approved by a majority of the outstanding PCs of the Company. The following table sets forth certain information about the nominees:
Interested Trustees

		Term of		Number of Portfolios	Other Trusteeships
	Position(s)	Office and	Principal	in Fund Complex	Held by
Name,	Held with	Length of	Occupation(s)	Overseen by	Nominee for
Address, and Age	Fund	Time Served	During Past 5 Years	Nominee for Trustee	Trustee
Gerard T. Mallen(1) 300 East Randolph Street 14th Floor Chicago, IL 60601 Age 54	President and Chief Executive Officer	1 Years	December 2008 to present – Treasurer and Finance Division Senior Vice President Health Care Service Corporation; (HCSC) (Blue Cross Blue Shield of Illinois, Oklahoma, Texas and New Mexico);	Two	None

	Trustee	4 Years	February 2004 to December 2008 – Vice President Treasury Operations, (HCSC);

2004 to February 2004 – Vice President and Chief Financial Officer, Fort Dearborn Life (wholly-owned subsidiary of HCSC)

*	Mr. Mallen may be deemed an “interested person” (as defined in the Investment Company Act) of the Fund as a result of his status as President and Chief Executive Officer of the Company.

Disinterested Trustees

		Term of			Other
	Position(s)	Office and	Principal	Number of Portfolios	Trusteeships
Name,	Held with	Length of	Occupation(s)	in Fund Complex	Held by
Address, and Age	Fund	Time Served	During Past 5 Years	Overseen by Trustee	Trustee
John G. Foos	Chairman	5 Years	November 2008 to present – retired;	Two	Transatlantic Holdings, Inc.

	Trustee	7 Years	2004 to November 2008 – Senior Vice President and Chief Financial Officer, Independence Blue Cross

Paul F. Brown 225 North Michigan Avenue Chicago, IL 60601 Age 44	Trustee	5 Years	2004 to Present – Vice President, Deputy General Counsel and Assistant Corporate Secretary, BlueCross and BlueShield Association	Two	None

Emil D. Duda 165 Court Street Rochester, NY 14647 Age 57	Trustee	7 Years	2004 – Present – Senior Executive Vice President and Chief Financial Officer, The Lifetime Healthcare Companies	Two	None

Robert A. Leichtle I-20 East at Alpine Road Columbia, SC 29219 Age 62	Trustee	8 Years	2004 to Present – Executive Vice President, Chief Financial Officer and Treasurer, BlueCross and BlueShield of South Carolina	Two	None

Joseph F. Reichard, CCM 120 Fifth Avenue Pittsburgh, PA 15222 Age 61	Trustee	11 Years	2004 to Present – Vice President, Treasury Services and Assistant Treasurer, Highmark, Inc. (Insurance Company)	Two	None

John C. Trifone 445 Industrial Lane Berlin, VT 0-5602 Age 54	Trustee	2 Years	September 2005 to Present – Vice President, Treasurer and Chief Financial Officer, Blue Cross Blue Shield of Vermont;	Two	None

2004 to February 2006 – Corporate Vice President of Information Technology & Development; Vice President of Finance, BlueCross BlueShield of Mississippi

Marilyn T. Tromans 2301 Main Kansas City, MO 64108 Age 55	Trustee	2 Year	2004 to Present – Vice President and Chief Financial Officer, Blue Cross and Blue Shield of Kansas City	Two	None

Cynthia M. Vice 450 Riverchase Parkway, East Birmingham, AL 35244 Age 49	None	None	April 1, 2009 – Current – Chief Financial Officer, Blue Cross Blue Shield of Alabama 2004 to April 1, 2009 – Vice President Internal Audit and Information Security, Blue Cross Blue Shield of Alabama	Two	None

Aggregate Dollar Range of Equity Securities
in All Registered Investment Companies
Name of Trustee or	Dollar Range of Equity Securities in	Overseen by Trustee or Nominee in Family
Nominee	the Fund	of Investment Companies
As of December 31, 2008, none of the Company’s Trustees or nominees had “beneficial ownership” (as such term is defined by Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) of PCs in the Company or any registered investment companies overseen by the Trustees or nominees within the same family of investment companies as the Company.

Name of
Owners and
Name of	Relationships
Trustee or	To Trustee or			Value of	Percent
Nominee	Nominee	Company	Title of Class	Securities	of Class
As of December 31, 2008, none of the Company’s Trustees or nominees who are not interested persons of the Company or their immediate family members were record owners or “beneficial owners” (as such term is defined by Rule 13d-3 or Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of PCs of an investment advisor of the Company or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor of the Company.
As individuals, the Trustees cannot directly own PCs of the Company; however, all of the Trustee nominees (other than Mr. Foos) are officers or employees of corporations that are eligible to own PCs and may be deemed to exercise voting and investment power in that capacity. As of April 30, 2009 the employers of the Trustees and/or nominees named below (or in the case of Mr. Foos, his former employer) owned or controlled the following:

	Government/REPO	Money Market
Trustee	Portfolio PCs	Portfolio PCs
Paul F. Brown	62,309,235.51	110,464,190.15
Emil D. Duda	69,454.37	57,179,464.60
John G. Foos	163,140.76	106,571.58
Robert A. Leichtle	0.00	262,805,495.28
Gerard T. Mallen	114,785,477.12	674,674,554.29
Joseph B. Reichard	0.00	69,300,366.00
John C. Trifone	2,111,259.07	0.00
Marilyn T. Tromans	0.00	25,121,822.10
Cynthia M. Vice	0.00	28,085,207.27
The Board of Trustees met six times during the Company’s last fiscal year. During the fiscal year ended December 31, 2008, each of Paul F. Brown and Marilyn Tromans attended less than 75% of the aggregate number of meetings of the Board of Trustees and the committees of the Board of Trustees on which he or she served.
The Company pays Trustees who are not employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates $500 for each Trustee meeting physically attended by Trustees and $150 for meetings held by telephone. All Trustees and officers receive reimbursement for out-of-pocket expenses. Trustees employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates and officers of the Company are not paid for attending meetings. Officers of the Company receive no compensation from the Company for performing the duties of their offices.
BCS has been retained to act as administrator for the Company. For the services provided and expenses assumed by BCS as administrator, BCS is entitled to receive a fee, computed daily and payable monthly, at a rate equal to .05% of each Portfolio’s average annual net assets. For the fiscal year ended December 31, 2008, BCS was paid $134,246. and voluntarily waived $214,355 of the $348,601 which BCS was entitled to as the fee payable for its services as administrator for the Government/REPO Portfolio. For the fiscal year ended December 31, 2008, BCS was paid $495,607 and voluntarily waived $69,880 of the $565,487 which BCS was entitled to for its services as administrator for the Money Market Portfolio. For the four months ending April 30, 2009, BCS had earned $22,005 after voluntary fee waivers, as administrator for the Government/REPO Portfolio, and $216,904 after voluntary fee waivers, as administrator for the Money Market Portfolio.
Committees of the Board of Trustees
The Board of Trustees has a standing Audit Committee and a standing Nominating Committee. The Board of Trustees does not have a standing Compensation Committee.
Audit Committee. The purpose of the Audit Committee is to assist the Board of Trustees in fulfilling its governance responsibilities by, among other things, inquiring:
•	whether management has maintained the reliability and integrity of Company policies and financial reporting and disclosure practices;

•	whether management has established and maintained processes to assure that an adequate system of internal control is functioning;

•	whether management has established and maintained processes to assure compliance by the Company with applicable laws and regulations;

•	about and evaluating the performance and qualifications of financial management and the independent auditors, and

•	by encouraging open communication among management, the independent auditors and the Board of Trustees.
The Audit Committee is responsible for identifying the independent auditors for selection by the Board of Trustees to audit the Company’s financial statements, reviewing the auditor’s fees, reviewing and approving the scope of the audit and pre-approving certain audit and non-audit services to be provided to the Company, and in certain cases, non-audit services provided to the Company’s investment adviser and certain affiliated parties.
The members of the Audit Committee are Emil Duda, John Trifone and Marilyn Tromans. The Audit Committee met two times during the Company’s most recent fiscal year.

Nominating Committee. The purpose of the Company’s Nominating Committee is to gather information and make recommendations to the PC holders of nominees for election as Trustees of the Company and the Audit Committee. The Nominating Committee has a charter. The charter is set forth on the Company’s website http://www.pif.com.
The members of the Nominating Committee are Robert Leichtle and Joseph Reichard. None of the members of the Nominating Committee are “interested persons” of the Company, as defined in section 2(a)(19) of the Investment Company Act. The Nominating Committee met once during the Company’s most recent fiscal year.
The Nominating Committee will consider PC holders’ recommendations of potential nominees for election as Trustees. Recommendations of potential nominees for election at the annual meeting of PC holders should be submitted in writing to the Company at its principal office. Recommendations of potential nominees for election at the annual meeting of PC holders to be held in 2010 must be received by the Company by January 15, 2010.
While there are no specific, minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee recommended nominee, in the past the Nominating Committee recommended nominees generally have been current or former executives of PC holders.
In evaluating potential trustee nominees, including nominees recommended by Participation Certificate holders, the Nominating Committee considers such qualifications and skills as it deems relevant. The committee considers, among other things:
•	whether the candidate will qualify as a trustee who is not an “interested person” of the Company;

•	the absence of any real or apparent conflict of interest that would interfere with the candidate’s ability to act in the best interests of the Company and its Participation Certificate holders;

•	the contribution that the candidate can make to the Board of Trustees by virtue of his or her education, business experience and financial expertise;

•	the interplay of the candidate’s skills and experience with the skills and experience of other Board members;

•	whether the candidate is willing to commit the time necessary to attend meetings and fulfill the responsibilities of a trustee;

•	the candidate’s personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the Board of Trustees; and

•	familiarity with the Company and utilization of the Company by the nominees’ employer.

With respect to the re-nomination of incumbent Trustees, past service to the Board is also considered.
The Nominating Committee, acting through its members and with the assistance of officers of BCS Financial Services Corporation, its administrator, usually seeks nominees by making inquiries of PC holders. The Nominating Committee evaluates the qualifications of potential nominees, taking into consideration the factors set forth above, among others. The Nominating Committee will not evaluate nominees differently based on whether the nominee is recommended by a PC holder, but the Nominating Committee would be likely to recommend nominees who are associated with several different PC holders, rather than have several nominees who are associated with a single PC holder. The nominee approved by the Nominating Committee for inclusion in the Company’s proxy card for the Meeting (other than incumbent Trustees standing for reelection) is Cynthia M. Vice. Ms Vice was recommended by her employer, which is a PC holder.
The Company does not have a formal process for security holders to send communications to the Board of Trustees because the Company does not believe such a process is necessary. The Company expects that it will send any communication received for the trustees directly to them, unless the officers of the Company determine such communication to be inappropriate.
The Company encourages trustees to attend annual meetings of PC holders. Seven trustees attended last year’s annual meeting of PC Holders.
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP has been selected by the Board of Trustees, including all of the Board of Trustees who are not interested persons, as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2009. The Trustees selected Deloitte & Touche LLP at a meeting held April 2, 2009. The ratification of the selection of the Independent Registered Public Accounting Firm for the 2009 fiscal year is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote for Deloitte & Touche LLP unless contrary instructions are given. The selection of The Independent Registered Public Accounting Firm is being submitted for ratification at the Meeting as required by the Investment Company Act of 1940. Deloitte & Touche LLP has been the Company’s Independent Registered Public Accounting Firm since March 17, 2004 and has no direct or material indirect financial interest in the Company. It is expected that a representative of Deloitte & Touche LLP will be available at the meeting to make a statement if desired and to respond to appropriate questions.

Audit and Non-Audit Fees
The following table sets forth the aggregate audit and non-audit fees billed to the Fund for the fiscal years ended December 31, 2008 and 2007 for professional services rendered by the Fund’s Independent Registered Public Accounting Firm, Deloitte & Touche LLP.

	Year Ended December 31,
	2008	2007
Audit fees	$38,400	$57,800
Audit-related fees	16,000	14,750
Tax fees	0	4,400
All other fees	0	0

Total	$54,400	$76,950
Audit fees include fees billed for professional services associated with the annual audits and filings of the Fund’s Form N-1A, Form N-CSR, Form N-SAR and Rule 17f-2 of the Investment Company Act of 1940. Audit-related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit. The audit-related fees shown above are principally related to the semi-annual review of the Fund’s financial statements. Tax fees represent fees billed for services rendered for tax compliance and tax advice by the Fund’s Independent Registered Public Accounting Firm. All other fees would be for services rendered other than those included in the audit, audit-related or tax categories. All services for 2008 and 2007 for which fees are included in the table above were pre-approved by the Audit Committee of the Fund.
Other Affiliate Services Required to be Pre-Approved
The Audit Committee of the Fund also is required to pre-approve services by the Fund’s auditor to certain affiliate entities defined by SEC rules, including the Fund’s Advisor and any entity controlling, controlled by or under common control with the Advisor to the extent such services are determined to have a direct impact on the operations or financial reporting of the Fund. The amount of all other fees billed for services provided to the Fund’s Advisor for such services was approximately $287,500 in 2008 and $325,000 in 2007 related to the Advisor’s regulatory compliance program. These services were pre-approved by the Audit Committee of the Fund.
Aggregate Non-Audit Fees
The aggregate non-audit fees billed for professional services for the Fund, the Fund’s Advisor and all affiliates as defined, totaled approximately $405,000 in 2008 and $2,982,000 in 2007 . The Audit Committee has considered the compatibility of the non-audit services that were not subject to pre-approval with the Independent Registered Public Accounting Firm’s independence.

Audit Committee Pre-Approval Policies
The Audit Committee of the Fund has adopted policies that require that each engagement of the Fund’s independent auditors to render audit or non-audit services to the Fund be pre-approved by the Fund’s Audit Committee, or if the committee shall determine to delegate such matter to one of its members, such member shall have the authority to pre-approve audit or non-audit services to the Company. The Fund’s Audit Committee, or if the committee shall determine to delegate such matter to one of its members, such member, also pre-approves all engagements by the independent auditors for engagements for non-audit services to the Adviser and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund. The foregoing pre-approval requirements will not apply to certain non-audit services, provided the same are limited in amount and other requirements are satisfied with respect thereto, in accordance with the applicable provisions of Rule 2-01 under SEC Regulation S-X.
ADDITIONAL INFORMATION
Officers
Officers of the Company are elected by the Trustees and serve at the pleasure of the Board. Information is set forth below as to officers of the Company who are not Trustees:

	Position(s)	Term of	Principal
Name,	Held with	Office and Length of	Occupation(s)
Address, and Age	Fund	Time Served	During Past 5 Years
Dale E. Palka 2 Mid America Plaza Suite 200 Oakbrook Terrace, IL 60181 Age 60	Treasurer Chief Compliance Officer	10 Years 4 Years	2004 to Present – Senior Vice President, BCS Financial Services Corporation.

Sandra K. Strutz 2 Mid America Plaza Suite 200 Oakbrook Terrace, IL 60181 Age 53	Secretary	6 Years	2004 to Present – Assistant Corporate Secretary, BCS Financial Corporation
The Company does not compensate any of its officers for services rendered to the Company in their capacity as officers. Mr. Palka and Ms. Strutz are officers of BCS, the administrator, and they receive compensation from BCS Financial Corporation.
Significant Owners
On April 30, 2009, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Government/REPO Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

	Amount and Nature Of
Name and Address of Beneficial Owner	Beneficial Ownership	Percent of Class
Health Care Service Corporation 300 East Randolph Chicago, IL 60601	114,785,477.12	36.34%

Blue Cross and Blue Shield Association 225 North Michigan Avenue Chicago, IL 60601	62,309,235.51	19.73%

Blue Cross and Blue Shield of Kansas 1133 SW Topeka Blvd Topeka, Kansas 66629-0001	51,485,357.45	16.30%

Capital Blue Cross 2500 Elmerton Road Harrisburg, PA 17177	35,600,000.00	11.27%

Regence Blue Cross Blue Shield of Oregon 1800 Ninth Avenue Seattle, WA 98101	23,414,137.34	7.41%
On April 30, 2009, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Money Market Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

	Amount and Nature Of
Name and Address of Beneficial Owner	Beneficial Ownership	Percent of Class
Health Care Service Corporation 300 East Randolph Chicago, IL 60601	674,674,554.29	51.14%

Blue Cross and Blue Shield Association 225 N. Michigan Avenue Chicago, IL 60601	110,464,190.15	8.37%

Highmark Inc. 120 Fifth Avenue Pittsburgh, PA 152222	69,300,366.00	5.25%

Blue Cross and Blue Shield of South Carolina 4101 Percival Road AX-A31 Columbia, SC 29223	262,805,495.28	19.92%
Investment Advisor
The investment advisor for the Government/REPO Portfolio and the Money Market Portfolio is BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, DE, 19809.
PC Holder Proposals for Next Annual Meeting
Any PC holder proposal intended to be presented at the Annual Meeting of PC holders to be held in 2010 must be received by the Company at its principal office not later than January 15, 2010 in order for it to be included in the Company’s proxy materials relating to such Annual Meeting. In order for a PC holder to present a proposal at the 2010 Annual Meeting of PC holders, even if the proposal is not submitted by the deadline for inclusion in the Proxy Statement, notice must be given to the Secretary no later than March 31, 2010.
Other Matters
Management at present knows of no other business to be presented at the Meeting, or at any adjournment(s) thereof by or on behalf of the Company or its management. Should any other matter requiring a vote of PC holders arise, the persons named in the enclosed proxy will, unless authority to vote on other matters is withheld, vote for the recommendations of management with respect to such matters.
Dated: May 15, 2009
PC HOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR PCs VOTED ARE
REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

PLAN INVESTMENT FUND, INC.
2 Mid America Plaza
Suite 200
Oakbrook Terrace, Illinois 60181
Proxy Solicitation on behalf of the Board of Trustees for the Annual Meeting of
Participation Certificate holders
To be held on June 19, 2009

The undersigned Participation Certificate (“PC”) holder of Plan Investment Fund, Inc. does hereby appoint, Sandra K. Strutz as attorney and proxy of the undersigned, with full power of substitution, to attend the Annual Meeting of Participation Certificate holders to be held on June 19, 2009, at the offices of BCS Financial Services Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois, at 9:30 a.m. CDT and at all adjournments thereof, and thereat to vote the PCs held in the name of the undersigned on the record date for said meeting on the matters listed below, all of which have been proposed by Plan Investment Fund, Inc.
1. Election of Nine Trustees
Instructions: To vote for individual nominees, place an “X” on the line next to each such nominee, up to a total of nine individual nominees. Unless the authority to vote for a nominee is withheld or unless otherwise specified, authority is deemed granted to vote for the election of such nominee.

Name of		Withhold
Management Nominee	Vote For	Authority To Vote
All of nominees listed below	___	___

or individually:

Paul F. Brown	___	___
John G. Foos	___	___
Emil D. Duda	___	___
Robert A. Leichtle	___	___
Gerard T. Mallen	___	___
Joseph F. Reichard	___	___
John C. Trifone	___	___
Marilyn T. Tromans	___	___
Cynthia M. Vice	___	___

Name of additional nominees(s)	Vote For
___

___

___
2. Selection of Independent Auditors
Ratify selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2009.

(Auditors)	___ FOR	___ ABSTAIN	___ AGAINST
3. Other Business
Recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

(Other Business)	___ FOR	___ ABSTAIN	___ AGAINST
The PCs represented by this Proxy shall be voted as instructed, provided that if no instruction is given for a particular matter, this Proxy confers authority to vote:
(a)	For the election of the Nominating Committee’s slate of Trustees set forth in paragraph 1 above;

(b)	For Appointment of Independent Auditors set forth in paragraph 2 above;

(c)	For the recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).
Dated:                                         , 2009

(Signature) (Title)
THIS PROXY SHOULD BE SIGNED BY AN OFFICER AUTHORIZED TO GIVE WRITTEN INSTRUCTIONS FOR INVESTMENT ACCOUNTS AND RETURNED TO THE COMPANY C/O PNC GLOBAL INVESTMENT SERVICING, 760 MOORE ROAD, F4-F760-01-2, KING OF PRUSSIA, PENNSYLVANIA 19406.